                  FIRST AMENDMENT TO THE TERM LOAN AGREEMENT

          FIRST AMENDMENT TO THE TERM LOAN AGREEMENT dated as of December 15, 1988 (the "Amendment") by and between COGEN TECHNOLOGIES NJ VENTURE, a general partnership organized under the laws of the State of New Jersey (the "Borrower") and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (the "Lender").

          The parties hereto have entered into a Term Loan Agreement dated as of November 1, 1987 (the "Term Loan Agreement") providing for the permanent financing of the Project, subject to certain conditions, as more fully set forth therein. Each of the parties hereto is willing to amend the Loan Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Definitions. Unless the context shall otherwise require, the capitalized terms used herein shall have the respective meanings assigned thereto in Annex A to the Term Loan Agreement.

          2. Amendments to the Term Loan Agreement. The following amendments shall be made to the Term Loan Agreement:

               (a) The first sentence of Section 2.2 shall be amended and restated in its entirety as follows:

          "The Term Notes shall bear interest, computed on the basis of a year of 360 days and the actual number of days elapsed, on the unpaid principal amount thereof from the date thereof until the principal amount thereof shall become due and payable at a fixed rate per annum equal to 10.85%, payable on the first day of January, April, July and October of each year, commencing on April 1, 1989."

          (b) The definition of "Interest Payment Date" contained in Annex A attached to the Term Loan Agreement shall be amended and restated in its entirety as follows:

              "Interest Payment Date": any January 1, April 1, July 1 and October 1 of each year (or the next suceeding Business Day thereafter if such date is not a Business Day).

          (c) The definition of "Partner" contained in Annex A attached to the Term Loan Agreement shall be amended and restated in its entirety as follows:

          "Partner": each of CTNJI, Enron Cogeneration Five Company, a Delaware corporation, CEA Bayonne, Inc., a New Jersey corporation and Transco Cogeneration Company, a Delaware corporation.

          (d) The definition of "Site Lease" shall include the First Amendment to Easement, dated as of December 15, 1988, from Bayonne and IMTT to the Borrower.

          3. The Borrower hereby represents and warrants that prior to the date hereof, PSVO Bayonne, Inc. transferred all of its right, title and interest in the Borrower to CTNJI, and Enron Cogeneration Five Company transferred 1/17th of its right, title and interest in the Borrower to Ajax Corporation, as assignee. As of the date hereof, Ajax Corporation is not a partner in Borrower and the only partners of the Borrower are those entities executing this Agreement on behalf of the Borrower.

          4. Full Force and Effect. Except as expressly amended hereby, all provisions of the Term Loan Agreement remain unaffected and in full force and effect.

          5. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original.

          6. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          7. Effective Date. This Amendment shall be effective when all of the parties hereto shall have executed a copy hereof.

          IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed as of the day and year first written above.

                         COGEN TECHNOLOGIES NJ VENTURE

                         By:  COGEN TECHNOLOGIES NJ, INC.,
                              Managing Venturer

                              By /s/ Lawrence Thomas
                                ---------------------------------
                                Name: Lawrence Thomas
                                Title: Vice President


                         By:  ENRON COGENERATION FIVE
                              COMPANY, Venturer

                              By  /s/ Jay D. Berriman
                                  -------------------------------
                                Name: Jay D. Berriman
                                Title: Executive Vice President
                                         and Chief Operating
                                         Officer

                         By:  CEA BAYONNE, INC., Venturer

                              By /s/ Arthur S. Nislick
                                ---------------------------------
                                Name: Arthur S. Nislick
                                Title: President

                         By:  TRANSCO COGENERATION COMPANY,
                              Venturer

                              By /s/ Robert M. Chiste
                                ---------------------------------
                                Name: Robert M. Chiste
                                Title: President

                                THE PRUDENTIAL INSURANCE COMPANY
                                OF AMERICA

                                By:  PruCapital Management, Inc.,
                                     Agent


                                     By  /s/  William Brad Winegar
                                       ------------------------------
                                       Name:  William Brad Winegar
                                       Title: Vice President, Corporate Finance